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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8 K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 26, 2000

                             VA LINUX SYSTEMS, INC.

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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                      000-28369              77-0399299
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(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                               1382 BORDEAUX DRIVE
                           SUNNYVALE, CALIFORNIA 94089

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          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (408) 542-8600

                                 NOT APPLICABLE

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5. OTHER EVENTS.

        On April 26, 2000, VA Linux Systems, Inc., a Delaware corporation ("VA Linux"), and Andover.Net, Inc. ("Andover"), a Delaware corporation, amended and restated the Agreement and Plan of Reorganization entered into by the parties, on February 2, 2000, pursuant to which, among other things, VA Linux will acquire all of the outstanding shares of Andover.

        The transaction remains subject to certain closing conditions, including customary regulatory approvals and the approval of Andover's stockholders.

        The press release announcing this transaction is filed as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

               (a)    Not applicable.

               (b)    Not applicable.

               (c)    Exhibits.

                        2.1* Amended and Restated Agreement and Plan of Reorganization dated April 26, 2000.

                        99.1    Text of Press Release dated April 26, 2000.

* Incorporated by reference to exhibit 2.1 on VA Linux's Registration Statement on Form S-4, filed with the Commission on April 27, 2000.



                                      -2-
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     VA LINUX SYSTEMS, INC.
                                     a Delaware corporation


Dated: May 9, 2000                  By: /s/ JOHN T. HALL
                                        -------------------------
                                        John T. Hall
                                        Vice President, Support and
                                        Professional Services




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                                  EXHIBIT INDEX


Exhibit Number                     Description
--------------                     -----------
    2.1*          Amended and Restated Agreement and Plan of Reorganization
                  dated April 26, 2000.

    99.1          Text of Press Release dated April 26, 2000.

* Incorporated by reference to exhibit 2.1 on VA Linux's Registration Statement on Form S-4, filed with the Commission on April 27, 2000.